Exhibit 24
POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Frank J. Bramanti and Edward H. Ellis, Jr. and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign this Annual Report on Form 10-K/A and any and all amendments thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 18, 2006	/s/ PATRICK B. COLLINS
Patrick B. Collins

Exhibit 24
POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Frank J. Bramanti and Edward H. Ellis, Jr. and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign this Annual Report on Form 10-K/A and any and all amendments thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 18, 2006	/s/ JAMES R. CRANE
James R. Crane

Exhibit 24
POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Frank J. Bramanti and Edward H. Ellis, Jr. and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign this Annual Report on Form 10-K/A and any and all amendments thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 18, 2006	/s/ J. ROBERT DICKERSON
J. Robert Dickerson

Exhibit 24
POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Frank J. Bramanti and Edward H. Ellis, Jr. and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign this Annual Report on Form 10-K/A and any and all amendments thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 18, 2006	/s/ WALTER M. DUER
Walter M. Duer

Exhibit 24
POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Frank J. Bramanti and Edward H. Ellis, Jr. and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign this Annual Report on Form 10-K/A and any and all amendments thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 18, 2006	/s/ JAMES C. FLAGG
James C. Flagg, Ph.D.

Exhibit 24
POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Frank J. Bramanti and Edward H. Ellis, Jr. and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign this Annual Report on Form 10-K/A and any and all amendments thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 18, 2006	/s/ ALLAN W. FULKERSON
Allan W. Fulkerson

Exhibit 24
POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Frank J. Bramanti and Edward H. Ellis, Jr. and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign this Annual Report on Form 10-K/A and any and all amendments thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 18, 2006	/s/ JOHN N. MOLBECK, JR.
John N. Molbeck, Jr.

Exhibit 24
POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Frank J. Bramanti and Edward H. Ellis, Jr. and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign this Annual Report on Form 10-K/A and any and all amendments thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 18, 2006	/s/ MICHAEL A. F. ROBERTS
Michael A.F. Roberts